BLACKROCK FUNDS II

BlackRock Dynamic High Income Portfolio

BlackRock Multi-Asset Income Portfolio

(each, a “Fund” and collectively, the “Funds”)

Supplement dated June 28, 2016

to the Prospectus(es) of each Fund

Effective immediately, the SPDR® Barclays Short Term High Yield Bond ETF has been added as an eligible underlying fund in which the Funds may invest.

The subsection entitled “Details About the Fund – Information about Underlying Funds and ETFs – Description of ETFs” of each Prospectus is amended by adding the following:

Fund Name	Investment Objective and Principal Investment Strategies
SPDR® Barclays Short Term High Yield Bond ETF

The fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. high yield short term corporate bond market.

In seeking to track the performance of the Barclays US High Yield 350mn Cash Pay 0-5 Yr 2% Capped Index (the “Index”), the fund employs a sampling strategy, which means that the fund is not required to purchase all of the securities represented in the Index. Instead, the fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the fund will be based on a number of factors, including asset size of the fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (the “Adviser”), the investment adviser to the fund, may invest the fund’s assets in a subset of securities in the Index or may invest the fund’s assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. The fund will provide shareholders with at least 60 days’ notice prior to any material change in this 80% investment policy. In addition, the fund may invest in debt securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser).

The Index is designed to measure the performance of short-term publicly issued U.S. dollar-denominated high yield corporate bonds. High yield securities are generally rated below investment-grade and are commonly referred to as “junk” bonds. The Index includes publicly issued U.S. dollar denominated, non-investment-grade, fixed rate, taxable corporate bonds that have a remaining maturity of less than 5 years regardless of optionality, are rated between Caa3/CCC-/CCC- and Ba1/BB+/BB+ using the middle rating of Moody’s Investors Service, Inc., Fitch, Inc., or Standard &Poor’s Financial Services, LLC, respectively, and have at least a $350 million outstanding par value. The Index includes only corporate sectors. The corporate sectors are

Industrial, Utility and Financial Institutions. Excluded from the Index are non-corporate bonds, structured notes with embedded swaps or other special features, bonds with equity-type features (e.g., warrants, convertibility), floating-rate securities and securities that move from fixed to floating-rate, Emerging Market Bonds, defaulted bonds, original issue zero coupon bonds, private placements and payment in kind securities. The Index is issuer-capped and the securities in the Index are updated on the index rebalancing date. As of September 30, 2015, a significant portion of the Index comprised companies in the industrial sector, although this may change from time to time. As of September 30, 2015, there were approximately 554 securities in the Index and the modified adjusted duration of securities in the Index was approximately 2.46 years.

Shareholders should retain this Supplement for future reference.

PRO-DHIP-MAI-0616SUP